EXHIBIT 99.1
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           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Rohm and Haas Company (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that, based on their knowledge:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered by the Report.



/s/ Raj L. Gupta
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Raj L. Gupta
Chairman and Chief Executive Officer
Rohm and Haas Company
August 13, 2002



/s/ Bradley J. Bell
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Bradley J. Bell
Senior Vice President and
  Chief Financial Officer
Rohm and Haas Company
August 13, 2002